Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Cherubim Interests Inc. (the "Company") on Form 10-Q for the three and six months ended February 29, 2016, as filed with the Securities and Exchange Commission on the date hereof (the "Periodic Report"), I, Patrick Johnson, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.

The Periodic Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Patrick Johnson

Patrick Johnson

CEO

April XX, 2016

/s/ Corbin Grubbs

Corbin Grubbs

CFO

April XX, 2016